                                                                    Exhibit 99.1

                                   SIGNATURES

This Statement on Form 3 is filed jointly by the Reporting Persons listed below.

Name of Designated Filer: TRITON MEDIA GROUP, LLC

Date of Event Requiring Statement: February 28, 2013

Issuer Name and Ticker or Trading Symbol: Dial Global, Inc. [DIAL]

                              TRITON MEDIA GROUP, LLC

                              By: /s/ Neal Schore
                                  ----------------------------------------------
                              Name:   Neal Schore
                              Title:  President and Chief Executive Officer

                              OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.
                              OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.

                              By:  OCM Principal Opportunities Fund III GP, L.P.
                              Its: General Partner
                              By:  Oaktree Fund GP I, L.P.
                              Its: General Partner

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Authorized Signatory

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Authorized Signatory

                              OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.

                              By:     Oaktree Fund GP I, L.P.
                              Its:    General Partner

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Authorized Signatory

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Authorized Signatory

                              OAKTREE FUND GP I, L.P.

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Authorized Signatory

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Authorized Signatory

                              OAKTREE CAPITAL I, L.P.

                              By:     OCM Holdings I, LLC
                              Its:    General Partner

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Managing Director, Associate General
                                      Counsel and Assistant Secretary

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Senior Vice President

                              OCM HOLDINGS I, LLC

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Managing Director, Associate General
                                      Counsel and Assistant Secretary

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Senior Vice President

                              OAKTREE HOLDINGS, LLC

                              By:     Oaktree Capital Group, LLC
                              Its:    Managing Member

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Managing Director, Associate General
                                      Counsel and Assistant Secretary

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Senior Vice President

                              OAKTREE CAPITAL GROUP, LLC

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Managing Director, Associate General
                                      Counsel and Assistant Secretary

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Senior Vice President

                              OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                              By: /s/ Richard Ting
                                  ----------------------------------------------
                              Name:   Richard Ting
                              Title:  Managing Director, Associate General
                                      Counsel and Assistant Secretary

                              By: /s/ Martin Boskovich
                                  ----------------------------------------------
                              Name:   Martin Boskovich
                              Title:  Senior Vice President